                                                                               .
                                                                               .
                                                                               .

                                                                  Exhibit (g)(v)


                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                  EFFECTIVE DATE
------------                                                                  --------------
A.  Sweep Share Classes

Schwab Money Market Fund                                                      May 1, 1993

Schwab Government Money Fund                                                  May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                   May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                        May 1, 1993
(formerly Schwab California Tax--Exempt Money Fund)

Schwab US Treasury Money Fund                                                 May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                          November 10, 1994
(formerly Schwab New York Tax--Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                                        January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                      January 20, 1998

Schwab AMT Tax-Free Money Fund -- Sweep Shares (formerly Schwab Florida       February 16, 1998
Municipal Money Fund)

Schwab Massachusetts Municipal Money Fund                                     April 21, 2003

Schwab Cash Reserves -- Sweep Shares                                          July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares                                  July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares                          July 9, 2004

B.  Other Share Classes

Schwab Value Advantage Money Fund--Investor Shares                            May 1, 1993

Schwab Value Advantage Money Fund--Institutional Shares                       June 14, 2002

Schwab Value Advantage Money Fund--Select Shares                              February 25, 2003

Schwab Value Advantage Money Fund--Institutional Prime Shares                 May 24, 2006

Schwab Retirement Advantage Money Fund (formerly Schwab Institutional         May 1, 1993
Advantage Money Fund)

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)            November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                         June 6, 1995

Schwab Municipal Money Fund -- Institutional Shares                           May 29, 2003

Schwab Municipal Money Fund -- Select Shares                                  May 29, 2003

Schwab California Municipal Money Fund -- Value Advantage Shares              June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab AMT Tax-Free Money Fund -- Value Advantage Shares                      November 1, 2006

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By:   /s/ Kimon Daifotis
                                        ------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

                                  CHARLES SCHWAB & CO., INC.

                                  By:   /s/ Fred Potts
                                        ------------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of January 1, 2007

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

     FUND                                                                   FEE
     ----                                                                   ---
A.   Sweep Share Classes

     Schwab Money Market Fund                                               An annual fee, payable monthly, of
                                                                            twenty one-hundredths of one
                                                                            percent (.20%) of the Fund's average
                                                                            daily net assets

     Schwab Government Money Fund                                           An annual fee, payable monthly, of
                                                                            twenty one-hundredths of one
                                                                            percent (.20%) of the Fund's average
                                                                            daily net assets

     Schwab Municipal Money Fund--Sweep Shares                              An annual fee, payable monthly, of
                                                                            fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab California Municipal Money Fund--Sweep Shares                   An annual fee, payable monthly, of
     (formerly Schwab California Tax-Exempt Money Fund)                     fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab US Treasury Money Fund                                          An annual fee, payable monthly, of
                                                                            twenty one-hundredths of one
                                                                            percent (.20%) of the Fund's average
                                                                            daily net assets

     Schwab New York Municipal Money Fund--Sweep Shares                     An annual fee, payable monthly, of
     (formerly Schwab New York Tax-Exempt Money Fund)                       fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab New Jersey Municipal Money Fund                                 An annual fee, payable monthly, of
                                                                            fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab Pennsylvania Municipal Money Fund                               An annual fee, payable monthly, of
                                                                            fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab AMT Tax-Free Money Fund -- Sweep Shares (formerly               An annual fee, payable monthly, of
     Schwab Florida Municipal Money Fund)                                   fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab Massachusetts Municipal Money Fund                              An annual fee, payable monthly, of
                                                                            fifteen one-hundredths of one
                                                                            percent (.15%) of the Fund's average
                                                                            daily net assets

     Schwab Cash Reserves -- Sweep Shares                                   An annual fee, payable monthly, of
                                                                            twenty one-hundredths of one
                                                                            percent (.20%) of the Fund's average
                                                                            daily net assets

     Schwab Advisor Cash Reserves -- Sweep Shares                           An annual fee, payable monthly, of
                                                                            twenty one-hundredths of one
                                                                            percent (.20%) of the Fund's average
                                                                            daily net assets

     Schwab Advisor Cash Reserves -- Premier Sweep Shares                   An annual fee, payable monthly, of
                                                                            twenty one-hundredths of one
                                                                            percent (.20%) of the Fund's average
                                                                            daily net assets

B.   Other Share Classes

     Schwab Value Advantage Money Fund -- Investor Shares                   An annual fee, payable monthly, of
                                                                            five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab Value Advantage Money Fund -- Institutional Shares              An annual fee, payable monthly, of
                                                                            one one-hundredths of one
                                                                            percent (.01%) of the Fund's average
                                                                            daily net assets

     Schwab Value Advantage Money Fund -- Select Shares                     An annual fee, payable monthly, of
                                                                            five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab Value Advantage Money Fund -- Institutional Prime Shares        An annual fee, payable monthly, of
                                                                            one one-hundredths of one
                                                                            percent (.01%) of the Fund's average
                                                                            daily net assets

     Schwab Retirement Advantage Money Fund (formerly Schwab                An annual fee, payable monthly, of
     Institutional Advantage Money Fund)                                    five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)     An annual fee, payable monthly, of
                                                                            five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab Municipal Money Fund--Value Advantage Shares                    An annual fee, payable monthly, of
                                                                            five one-hundredths of one percent

                                                                            (.05%) of the Fund's average daily
                                                                            net assets

     Schwab Municipal Money Fund--Institutional Shares                      An annual fee, payable monthly, of
                                                                            five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab Municipal Money Fund--Select Shares                             An annual fee, payable monthly, of
                                                                            five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab California Municipal Money Fund--Value Advantage Shares         An annual fee, payable monthly, of
     (formerly Schwab California Tax--Exempt Money Fund)                    five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab New York Municipal Money Fund--Value Advantage Shares           An annual fee, payable monthly, of
     (formerly Schwab New York Tax-Exempt Money Fund)                       five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

     Schwab AMT Tax-Free Money Fund -- Value Advantage Shares               An annual fee, payable monthly, of
                                                                            five one-hundredths of one
                                                                            percent (.05%) of the Fund's average
                                                                            daily net assets

                                  THE CHARLES SCHWAB FAMILY OF FUNDS

                                  By:   /s/ Kimon Daifotis
                                        ------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

                                  CHARLES SCHWAB & CO., INC.

                                  By:   /s/ Fred Potts
                                        --------------
                                        Fred Potts,
                                        Senior Vice President

Dated as of January 1, 2007